Exhibit 99.1
Contact: Randy Ramlo, Chief Executive Officer and President
or Dianne M. Lyons, Vice President/CFO, 319-399-5700April 26, 2012
UNITED FIRE TO ANNOUNCE FIRST-QUARTER 2012 RESULTS ON MONDAY, MAY 7
CEDAR RAPIDS, Iowa, April 26, 2012 -- United Fire Group, Inc. (Nasdaq:UFCS) today announced that it now plans to issue its news release regarding results for its first quarter ended March 31, 2012, on Monday May 7, 2012 (before the market opens). The company previously had indicated it would announce results on April 30.
Randy A. Ramlo, United Fire Group, Inc. vice president and CFO, said, “Aside from the storm losses we announced several weeks ago, we expect our first quarter results will continue to reflect the favorable trends of late 2011. We have opted to postpone the announcement of final results in consideration of the integration of accounting systems with Mercer Insurance Group, which we acquired last year. This marks the implementation of a new quarterly reporting schedule going forward. We expect to release results for the remainder of 2012 according to the following schedule:
2nd Q 2012 - Release date August 6, 2012
3rd Q 2012 - Release date November 5, 2012
4th Q 2012 - Release date February 19, 2013
As reported on March 20, 2012, United Fire's first-quarter 2012 results are expected to include pre-tax catastrophe losses, net of reinsurance, of approximately $13 million to $16 million from storms in the last week of February that affected policyholders in Kansas, Missouri, Illinois, Indiana, Ohio, Kentucky, Tennessee and Alabama.
About United Fire Group, Inc.
Founded in 1946 as United Fire & Casualty Company, United Fire Group, Inc. is engaged in the business of writing property and casualty insurance, life insurance and selling annuities. Our company's net premiums written totaled $604.9 million and our market capitalization was $514.7 million on December 31, 2011.
Through our subsidiaries, we are licensed as a property and casualty insurer in 43 states plus the District of Columbia, and represented by more than 1,300 independent agencies. Both United Fire and Mercer Insurance Company pooled groups are rated "A" (Excellent) by A.M. Best Company.

United Life Insurance Company is licensed in 33 states and represented by more than 900 independent life agencies. A.M. Best Company has rated the company "A-" (Excellent).
For more information about United Fire Group, Inc., visit www.unitedfiregroup.com.
The United Fire Group, Inc. Logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=11691
Disclosure of Forward-looking Statements
This release may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as "expect(s)," "anticipate(s)," "intend(s)," "plan(s)," "believe(s)," "continue(s)," "seek(s)," "estimate(s)," "goal(s)," "target(s)," "forecast(s)," "project(s)," "predict(s)," "should," "could," "may," "will continue," "might," "hope," "can" and other words and terms of similar meaning or expression in connection with a discussion of future operating, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in Part I Item 1A "Risk Factors" of our annual report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 15, 2012. The risks identified on Form 10-K are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made.